June 27, 2023

HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN STRATEGIC INTERNATIONAL FUND

TICKER SYMBOL: HSIEX

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

Investment Portfolios of

HUSSMAN INVESTMENT TRUST

Supplement to Statement of Additional Information (“SAI”) dated November 1, 2022, as amended

Effective June 27, 2023, the Hussman Strategic International Fund has terminated its public offering and redeemed all of its outstanding shares. All references to the Hussman Strategic International Fund in this Statement of Additional Information should be disregarded.

Please keep this supplement for future reference.